EXECUTION COPY

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

               ASSIGNMENT AND ASSUMPTION AGREEMENT, dated April 28, 2005, between Residential Funding Corporation, a Delaware corporation ("RFC"), and Residential Accredit Loans, Inc., a Delaware corporation (the "Company").

                                    Recitals

               A. RFC has entered into contracts ("Seller Contracts") with various seller/servicers, pursuant to which such seller/servicers sell to RFC mortgage loans.

               B. The Company wishes to purchase from RFC certain Mortgage Loans (as hereinafter defined) sold to RFC pursuant to the Seller Contracts.

               C. The Company, RFC, as master servicer, and Deutsche Bank Trust Company Americas, as trustee (the "Trustee"), are entering into a Series
Supplement, dated as of April 1, 2005 (the "Series Supplement"), and the Standard Terms of Pooling and Servicing Agreement, dated as of August 1, 2004 (collectively, the "Pooling and Servicing Agreement"), pursuant to which the Company proposes to issue Mortgage Asset-Backed Pass-Through Certificates,
Series 2005-QS4 (the "Certificates") consisting of nine classes designated as Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-P, Class A-V and Class R Certificates; and six classes designated as Class M-1, Class M-2 and Class M-3 (collectively, the "Class M Certificates"), and Class B-1, Class B-2 and Class B-3 (collectively, the "Class B Certificates") representing beneficial ownership interests in a trust fund consisting primarily of a pool of mortgage loans identified in Exhibit One to the Series Supplement (the "Mortgage Loans").

               D. In connection with the purchase of the Mortgage Loans, the Company will assign to RFC the Class A-V Certificates and a de minimis portion of the Class R Certificates.

               E. In connection with the purchase of the Mortgage Loans and the issuance of the Certificates, RFC wishes to make certain representations and warranties to the Company and to assign certain of its rights under the Seller Contracts to the Company, and the Company wishes to assume certain of RFC's obligations under the Seller Contracts.

               F. The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this Agreement shall constitute a purchase and sale and not a loan.

               NOW THEREFORE, in consideration of the recitals and the mutual promises herein and other good and valuable consideration, the parties agree as follows:

               1. All capitalized terms used but not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

               2. Concurrently with the execution and delivery hereof, RFC hereby assigns to the Company without recourse all of its right, title and interest in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after April 1, 2005 (other than payments of principal and interest due on the Mortgage Loans on or before April 30, 2005). In consideration of such assignment, RFC or its designee will receive from the Company in immediately available funds an amount equal to $213,710,217.13, the Class A-V Certificates and a de minimis portion of the

Class R Certificates. In connection with such assignment and at the Company's direction, RFC has in respect of each Mortgage Loan endorsed the related Mortgage Note (other than any Destroyed Mortgage Note) to the order of the Trustee and delivered an assignment of mortgage in recordable form to the Trustee or its agent.

        RFC and the Company agree that the sale of each Pledged Asset Loan pursuant to this Agreement will also constitute the assignment, sale, setting-over, transfer and conveyance to the Company, without recourse (but subject to RFC's covenants, representations and warranties specifically provided herein), of all of RFC's obligations and all of RFC's right, title and interest in, to and under, whether now existing or hereafter acquired as owner of such Pledged Asset Loan with respect to any and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description consisting of, arising from or related, (i) the Credit Support Pledge Agreement, the Funding and Pledge Agreement among the Mortgagor or other Person pledging the related Pledged Assets (the "Customer"), Combined Collateral LLC and National Financial Services Corporation, and the Additional Collateral Agreement between GMAC Mortgage Corporation and the Customer (collectively, the "Assigned Contracts"), (ii) all rights, powers and remedies of RFC as owner of such Pledged Asset Loan under or in connection with the Assigned Contracts, whether arising under the terms of such Assigned Contracts, by statute, at law or in equity, or otherwise arising out of any default by the Mortgagor under or in connection with the Assigned Contracts, including all rights to exercise any election or option or to make any decision or determination or to give or receive any notice, consent, approval or waiver thereunder, (iii) the Pledged Amounts and all money, securities, security entitlements, accounts, general intangibles, payment intangibles, instruments, documents, deposit accounts, certificates of deposit, commodities contracts, and other investment property and other property of whatever kind or description and all cash and non-cash proceeds of the sale, exchange, or redemption of, and all stock or conversion rights, rights to subscribe, liquidation dividends or preferences, stock dividends, rights to interest, dividends, earnings, income, rents, issues, profits, interest payments or other distributions of cash or other property that secures a Pledged Asset Loan, (iv) all documents, books and records concerning the foregoing (including all computer programs, tapes, disks and related items containing any such information) and (v) all insurance proceeds (including proceeds from the Federal Deposit Insurance Corporation or the Securities Investor Protection Corporation or any other insurance company) of any of the foregoing or replacements thereof or substitutions therefor, proceeds of proceeds and the conversion, voluntary or involuntary, of any thereof. The foregoing transfer, sale, assignment and conveyance does not constitute and is not intended to result in the creation, or an assumption by the Company, of any obligation of RFC, or any other Person in connection with the Pledged Assets or under any agreement or instrument relating thereto, including any obligation to the Mortgagor, other than as owner of the Pledged Asset Loan.

        The Company and RFC intend that the conveyance by RFC to the Company of all its right, title and interest in and to the Mortgage Loans pursuant to this
Section 2 shall be, and be construed as, a sale of the Mortgage Loans by RFC to the Company. It is, further, not intended that such conveyance be deemed to be a pledge of the Mortgage Loans by RFC to the Company to secure a debt or other obligation of RFC. Nonetheless, (a) this Agreement is intended to be and hereby is a security agreement within the meaning of Articles 8 and 9 of the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in this Section shall be deemed to be, and hereby is, a grant by RFC to the Company of a security interest in all of RFC's right, title and interest, whether now owned or hereafter acquired, in and to any and all general intangibles, payment intangibles, accounts, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and investment property consisting of, arising from or relating to any of the following: (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage File, (B) all monies due or to become due pursuant to the Mortgage Loans in accordance with the terms thereof and (C) all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, payment intangibles, negotiable documents, goods, deposit accounts, letters of credit, advices of credit, investment property or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Sections 8-106, 9-313 and 9-106 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, (as applicable) the Trustee for the purpose of perfecting such security interest under applicable law. RFC shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were determined to create a security interest in the Mortgage Loans and the other property described above, such security interest would be determined to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, RFC shall prepare and deliver to the Company not less than 15 days prior to any filing date, and the Company shall file, or shall cause to be filed, at the expense of RFC, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Company's security interest in or lien on the Mortgage Loans, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of RFC or the Company,
(2) any change of location of the state of formation, place of business or the chief executive office of RFC, or (3) any transfer of any interest of RFC in any Mortgage Loan.

               Notwithstanding the foregoing, (i) the Master Servicer shall retain all servicing rights (including, without limitation, primary servicing and master servicing) relating to or arising out of the Mortgage Loans, and all rights to receive servicing fees, servicing income and other payments made as compensation for such servicing granted to it under the Pooling and Servicing Agreement pursuant to the terms and conditions set forth therein (collectively, the "Servicing Rights") and (ii) the Servicing Rights are not included in the collateral in which RFC grants a security interest pursuant to the immediately preceding paragraph.

               3. Concurrently with the execution and delivery hereof, the Company hereby assigns to RFC without recourse all of its right, title and interest in and to the Class A-V Certificates and a de minimis portion of the Class R Certificates as part of the consideration payable to RFC by the Company pursuant to this Agreement.

               4. RFC represents and warrants to the Company that on the date of execution hereof (or, if otherwise specified below, as of the date so specified):

               (a) The information set forth in Exhibit One to the Series Supplement with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects, at the date or dates respecting which such information is furnished;

               (b) Each Mortgage Loan is required to be covered by a standard hazard insurance policy. Except with respect to two Mortgage Loans representing approximately 0.1% of the aggregate principal balance of the Mortgage Loans, each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be insured by a Primary Insurance Policy covering at least 35% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 100.00% and 95.01%, at least 30% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, at least 25% of the balance if the Loan-to-Value Ratio is between 90.00% and 85.01% and at least 12% of the balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

               (c) Each Primary Insurance Policy insures the named insured and its successors and assigns, and the issuer of the Primary Insurance Policy is an insurance company whose claims-paying ability is currently acceptable to the Rating Agencies;

               (d) Immediately prior to the assignment of the Mortgage Loans to the Company, RFC had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation and, with respect to certain Mortgage Loans, the monthly payment due on the first Due Date following the Cut-off Date), and no action has been taken or failed to be taken by RFC that would materially adversely affect the enforceability of any Mortgage Loan or the interests therein of any holder of the Certificates;

               (e) No Mortgage Loan was 30 or more days delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

               (f) Subject to clause (e) above as respects delinquencies, there is no default, breach, violation or event of acceleration existing under any Mortgage Note or Mortgage and no event which, with notice and expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and no such default, breach, violation or event of acceleration has been waived by the Seller or by any other entity involved in originating or servicing a Mortgage Loan;

               (g) There is no delinquent tax or assessment lien against any Mortgaged Property;

               (h) No Mortgagor has any right of offset, defense or counterclaim as to the related Mortgage Note or Mortgage except as may be provided under the Servicemembers Civil Relief Act, formerly known as the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, and except with respect to any buydown agreement for a Buydown Mortgage Loan;

               (i) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of the related Mortgage, except such liens that are insured or indemnified against by a title insurance policy described under clause (aa) below;

               (j) Each Mortgaged Property is free of damage and in good repair and no notice of condemnation has been given with respect thereto and RFC knows of nothing involving any Mortgaged Property that could reasonably be expected to materially adversely affect the value or marketability of any Mortgaged Property;

               (k) Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable anti-predatory lending laws;

               (l) Each Mortgage contains  customary and enforceable  provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee's sale, (ii) by summary foreclosure, if available under applicable law, and (iii) otherwise by foreclosure, and there is no homestead or other exemption available to the Mortgagor that would interfere with such right to sell at a trustee's sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption;

               (m) With respect to each Mortgage that is a deed of trust, a trustee duly qualified under applicable law to serve as such is properly named, designated and serving, and except in connection with a trustee's sale after default by a Mortgagor, no fees or expenses are payable by the Seller or RFC to the trustee under any Mortgage that is a deed of trust;

               (n) The Mortgage Loans are conventional, fixed rate, fully-amortizing, first mortgage loans having terms to maturity of not more than 30 years from the date of origination or modification with monthly payments due, with respect to a majority of the Mortgage Loans, on the first day of each month;

               (o) No Mortgage Loan provides for deferred interest or negative amortization;

               (p) If any of the Mortgage Loans are secured by a leasehold interest, with respect to each leasehold interest: the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; residential property in such area consisting of leasehold estates is readily marketable; the lease is recorded and no party is in any way in breach of any provision of such lease; the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and the remaining term of the lease does not terminate less than ten years after the maturity date of such Mortgage Loan;

               (q) Each Assigned Contract relating to each Pledged Asset Loan is a valid, binding and legally enforceable obligation of the parties thereto, enforceable in accordance with their terms, except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

               (r) The Assignor is the holder of all of the right, title and interest as owner of each Pledged Asset Loan in and to each of the Assigned Contracts delivered and sold to the Company hereunder, and the assignment hereof by RFC validly transfers such right, title and interest to the Company free and clear of any pledge, lien, or security interest or other encumbrance of any Person;

               (s) The full amount of the Pledged Amount with respect to such Pledged Asset Loan has been deposited with the custodian under the Credit Support Pledge Agreement and is on deposit in the custodial account held thereunder as of the date hereof;

               (t) RFC is a member of MERS, in good standing, and current in payment of all fees and assessments imposed by MERS, and has complied with all rules and procedures of MERS in connection with its assignment to the Trustee as assignee of the Depositor of the Mortgage relating to each Mortgage Loan that is registered with MERS, including, among other things, that RFC shall have confirmed the transfer to the Trustee, as assignee of the Depositor, of the Mortgage on the MERS(R) System;

               (u) No instrument of release or waiver has been executed in connection with the Mortgage Loans, and no Mortgagor has been released, in whole or in part from its obligations in connection with a Mortgage Loan;

               (v) With respect to each Mortgage Loan, either (i) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note, or (ii) the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

               (w) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor (including any escrow funds held to make Monthly Payments pending completion of such improvements) have been complied with. All costs, fees and expenses incurred in making, closing or recording the Mortgage Loans were paid;

               (x) The appraisal was made by an appraiser who meets the minimum qualifications for appraisers as specified in the Program Guide;

               (y) To the best of RFC's knowledge, any escrow arrangements established with respect to any Mortgage Loan are in compliance with all applicable local, state and federal laws and are in compliance with the terms of the related Mortgage Note;

               (z) Each Mortgage Loan was originated (1) by a savings and loan association, savings bank, commercial bank, credit union, insurance company or similar institution that is supervised and examined by a federal or state authority, (2) by a mortgagee approved by the Secretary of HUD pursuant to Sections 203 and 211 of the National Housing Act, as amended, or (3) by a mortgage broker or correspondent lender in a manner such that the Certificates would qualify as "mortgage related securities" within the meaning of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended;

               (aa) All improvements which were considered in determining the Appraised Value of the Mortgaged Properties lie wholly within the boundaries and the building restriction lines of the Mortgaged Properties, or the policy of title insurance affirmatively insures against loss or damage by reason of any violation, variation, encroachment or adverse circumstance that either is disclosed or would have been disclosed by an accurate survey;

               (bb) Each Mortgage Note and Mortgage constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms except as limited by bankruptcy, insolvency or other similar laws affecting generally the enforcement of creditor's rights;

               (cc) None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994;

               (dd) None of the Mortgage Loans are loans that, under applicable state or local law in effect at the time of origination of such loan, are referred to as (1) "high cost" or "covered" loans or (2) any other similar designation if the law imposes greater restrictions or additional legal liability for residential mortgage loans with high interest rates, points and/or fees;

               (ee) None of the Mortgage Loans secured by a property located in the State of Georgia was originated on or after October 1, 2002 and before March 7, 2003; and

               (ff) No Mortgage Loan is a High Cost Loan or Covered Loan, as applicable (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) Version 5.6b Revised (attached hereto as Exhibit A)); provided that no representation and warranty is made in this clause
(ff) with respect to 0.2% of the Mortgage Loans (by outstanding principal balance as of the Cut-off Date) secured by property located in the State of West Virginia, and provided further that no Qualified Substitute Mortgage Loan shall be a High Cost Loan or Covered Loan (as such terms are defined in Appendix E of the Standard & Poor's Glossary For File Format For LEVELS(R) in effect on the date of substitution), unless the Company shall have received from S&P written confirmation that the inclusion of any such Mortgage Loan will not adversely affect the then current ratings assigned to any of the Certificates by S&P.

        RFC shall provide written notice to GMAC Mortgage Corporation of the sale of each Pledged Asset Loan to the Company hereunder and by the Company to the Trustee under the Pooling and Servicing Agreement, and shall maintain the Schedule of Additional Owner Mortgage Loans (as defined in the Credit Support Pledge Agreement), showing the Trustee as the Additional Owner of each such Pledged Asset Loan, all in accordance with Section 7.1 of the Credit Support Pledge Agreement.

        Upon discovery by RFC or upon notice from the Company or the Trustee of a breach of the foregoing representations and warranties in respect of any Mortgage Loan which materially and adversely affects the interests of any holders of the Certificates or of the Company in such Mortgage Loan or upon the occurrence of a Repurchase Event (hereinafter defined), notice of which breach or occurrence shall be given to the Company by RFC, if it discovers the same, RFC shall, within 90 days after the earlier of its discovery or receipt of notice thereof, either cure such breach or Repurchase Event in all material respects or, either (i) purchase such Mortgage Loan from the Trustee or the Company, as the case may be, at a price equal to the Purchase Price for such Mortgage Loan or (ii) substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan in the manner and subject to the limitations set forth in
Section 2.04 of the Pooling and Servicing Agreement. If the breach of representation and warranty that gave rise to the obligation to repurchase or substitute a Mortgage Loan pursuant to this Section 4 was the representation and warranty set forth in clause (k) of this Section 4, then RFC shall pay to the Trust Fund, concurrently with and in addition to the remedies provided in the preceding sentence, an amount equal to any liability, penalty or expense that was actually incurred and paid out of or on behalf of the Trust Fund, and that directly resulted from such breach, or if incurred and paid by the Trust Fund thereafter, concurrently with such payment. Notwithstanding the foregoing, RFC shall not be required to cure breaches, Repurchase Events or purchase or substitute for Mortgage Loans as provided above if the substance of such breach or Repurchase Event also constitutes fraud in the origination of the Mortgage Loan.

               5. With respect to each Mortgage Loan, a first lien repurchase event ("Repurchase Event") shall have occurred if it is discovered that, as of the date thereof, the related Mortgage was not a valid first lien on the related Mortgaged Property subject only to (i) the lien of real property taxes and assessments not yet due and payable, (ii) covenants, conditions, and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage and such permissible title exceptions as are listed in the Program Guide and (iii) other matters to which like properties are commonly subject which do not materially adversely affect the value, use, enjoyment or marketability of the Mortgaged Property. In addition, with respect to any Mortgage Loan as to which the Company delivers to the Trustee or the Custodian an affidavit certifying that the original Mortgage Note has been lost or destroyed, if such Mortgage Loan subsequently is in default and the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note, a Repurchase Event shall be deemed to have occurred and RFC will be obligated to repurchase or substitute for such Mortgage Loan in the manner set forth in Section 4 above.

               6.  Concurrently  with the  execution  and delivery  hereof,  RFC hereby assigns to the Company, and the Company hereby assumes, all of RFC's rights and obligations under the Seller Contracts with respect to the Mortgage Loans to be serviced under the Pooling and Servicing Agreement, insofar as such rights and obligations relate to (a) any representations and warranties regarding a Mortgage Loan made by a Seller under any Seller Contract and any remedies available under the Seller Contract for a breach of any such representations and warranties if (i) the substance of such breach also constitutes fraud in the origination of the Mortgage Loan or (ii) the representation and warranty relates to the absence of toxic materials or other environmental hazards that could affect the Mortgaged Property, or (b) the Seller's obligation to deliver to RFC the documents required to be contained in the Mortgage File and any rights and remedies available to RFC under the Seller Contract in respect of such obligation or in the event of a breach of such obligation; provided that, notwithstanding the assignment and assumption hereunder, RFC shall have the concurrent right to exercise remedies and pursue indemnification upon a breach by a Seller under any Seller Contract of any of its representations and warranties.

               7. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person shall have any right or obligation hereunder.

               IN WITNESS WHEREOF, the parties have entered into this Assignment and Assumption Agreement on the date first written above.



                                               RESIDENTIAL FUNDING CORPORATION


                                               By:        /s/ Benita Bjorgo
                                                   -----------------------------
                                                   Name:  Benita Bjorgo
                                                   Title: Associate



                                               RESIDENTIAL ACCREDIT LOANS, INC.


                                               By:        /s/ Pieter VanZyl
                                                   -----------------------------
                                                   Name:  Pieter VanZyl
                                                   Title: Vice President

                                    EXHIBIT A


                       APPENDIX E OF THE STANDARD & POOR'S GLOSSARY FOR
                 FILE FORMAT FOR LEVELS(R) VERSION 5.6B REVISED

                            REVISED February 07, 2005
      APPENDIX E - STANDARD & POOR'S ANTI-PREDATORY LENDING CATEGORIZATION


Standard & Poor's has categorized loans governed by anti-predatory lending laws in the Jurisdictions listed below into three categories based upon a combination of factors that include (a) the risk exposure associated with the assignee liability and (b) the tests and thresholds set forth in those laws. Note that certain loans classified by the relevant statute as Covered are included in Standard & Poor's High Cost Loan Category because they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

STANDARD & POOR'S HIGH COST LOAN CATEGORIZATION

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    State/Jurisdiction          Name of Anti-Predatory Lending      Category under Applicable
                                      Law/Effective Date            Anti-Predatory Lending Law
------------------------------------------------------------------------------------------------
Arkansas                   Arkansas Home Loan Protection Act, Ark.      High Cost Home Loan
                           Code Ann. ss.ss. 23-53-101 et seq.
                           Effective July 16, 2003
------------------------------------------------------------------------------------------------
Cleveland Heights, OH      Ordinance No. 72-2003 (PSH), Mun. Code       Covered Loan
                           ss.ss. 757.01 et seq.
                           Effective June 2, 2003
------------------------------------------------------------------------------------------------
Colorado                   Consumer Equity Protection, Colo. Stat.      Covered Loan
                           Ann. ss.ss.  5-3.5-101 et seq.
                           Effective for covered
                           loans  offered or entered into on or
                           after January 1, 2003. Other provisions
                           of the Act took effect on June 7, 2002
------------------------------------------------------------------------------------------------
Connecticut                Connecticut Abusive Home Loan Lending        High Cost Home Loan
                           Practices Act, Conn. Gen. Stat. ss.ss.
                           36a-746 et seq.
                           Effective October 1, 2001
------------------------------------------------------------------------------------------------
District of Columbia       Home Loan Protection Act, D.C. Code ss.ss.   Covered Loan
                           26-1151.01 et seq.
                           Effective for loans closed on or after
                           January 28, 2003
------------------------------------------------------------------------------------------------
Florida                    Fair Lending Act, Fla. Stat. Ann. ss.ss.     High Cost Home Loan
                           494.0078 et seq.
                           Effective October 2, 2002
------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -    Georgia Fair Lending Act, Ga. Code Ann.      High Cost Home Loan
Mar. 6, 2003)              ss.ss. 7-6A-1 et seq.
                           Effective October 1, 2002 - March 6, 2003
------------------------------------------------------------------------------------------------
Georgia as amended (Mar.   Georgia Fair Lending Act, Ga. Code Ann.      High Cost Home Loan
7, 2003 - current)         ss.ss. 7-6A-1 et seq.
                           Effective for loans closed on or after
                           March 7, 2003
------------------------------------------------------------------------------------------------
HOEPA Section 32           Home Ownership and Equity Protection Act     High Cost Loan
                           of 1994, 15 U.S.C. ss. 1639, 12 C.F.R. ss.ss.
                           226.32 and 226.34
                           Effective October 1, 1995, amendments
                           October 1, 2002
------------------------------------------------------------------------------------------------
Illinois                   High Risk Home Loan Act, Ill. Comp.          High Risk Home Loan
                           Stat.  tit.  815,  ss.ss.  137/5
                           et  seq.  Effective January  1,  2004
                           (prior to this  date,  regulations
                           under Residential Mortgage License Act
                           effective from  May  14, 2001)
------------------------------------------------------------------------------------------------
Indiana                    Indiana Home Loan Practices Act, Ind.        High Cost Home Loan
                           Code Ann. ss.ss. 24-9-1-1 et  seq.
                           Effective for loans originated on or
                           after January 1, 2005.
------------------------------------------------------------------------------------------------
Kansas                     Consumer Credit Code, Kan. Stat. Ann. ss.ss. High Loan to Value
                           16a-1-101 et seq. Consumer Loan (id. ss.
                           Sections 16a-1-301 and 16a-3-207 became
                           16a-3-207) and;
                           effective April 14, 1999; Section
                           16a-3-308a became effective July 1, 1999
------------------------------------------------------------------------------------------------
                                                                        High APR Consumer Loan
                                                                        (id. ss. 16a-3-308a)
------------------------------------------------------------------------------------------------
Kentucky                   2003 KY H.B. 287 - High Cost Home Loan       High Cost Home Loan
                           Act, Ky. Rev. Stat. ss.ss. 360.100 et seq.
                           Effective June 24, 2003
------------------------------------------------------------------------------------------------
Maine                      Truth in Lending, Me. Rev. Stat. tit.        High Rate High Fee Mortgage
                           9-A, ss.ss. 8-101 et seq.
                           Effective September 29, 1995 and as
                           amended from time to time
------------------------------------------------------------------------------------------------
Massachusetts              Part 40 and Part 32, 209 C.M.R. ss.ss. 32.00 High Cost Home Loan
                           et seq. and 209 C.M.R. ss.ss. 40.01 et seq.
                           Effective March 22, 2001 and amended
                                from time to time
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
                           Massachusetts Predatory Home Loan            High Cost Home Mortgage
                           Practices Act Loan
                           Mass. Gen. Laws ch. 183C, ss.ss. 1 et seq.  Effective
                           November 7, 2004
------------------------------------------------------------------------------------------------
Nevada                     Assembly Bill No. 284, Nev. Rev. Stat.       Home Loan
                           ss.ss. 598D.010 et seq.
                           Effective October 1, 2003
------------------------------------------------------------------------------------------------
New Jersey                 New Jersey Home Ownership Security Act       High Cost Home Loan
                           of 2002, N.J. Rev. Stat. ss.ss. 46:10B-22 et
                           seq.
                           Effective for loans closed on or after
                           November 27, 2003
------------------------------------------------------------------------------------------------
New Mexico                 Home Loan Protection Act, N.M. Rev.          High Cost Home Loan
                           Stat. ss.ss. 58-21A-1 et seq.
                           Effective as of January
                           1, 2004; Revised as of February 26, 2004
------------------------------------------------------------------------------------------------
New York                   N.Y. Banking Law Article 6-l                 High Cost Home Loan
                           Effective for applications made on or
                           after April 1, 2003
------------------------------------------------------------------------------------------------
North Carolina             Restrictions and Limitations on High         High Cost Home Loan
                           Cost Home Loans, N.C. Gen. Stat. ss.ss.
                           24-1.1E et seq.
                           Effective July 1, 2000; amended October
                           1, 2003 (adding open-end lines of credit)
------------------------------------------------------------------------------------------------
Ohio                       H.B. 386 (codified in various sections       Covered Loan
                           of the Ohio Code), Ohio Rev. Code Ann.
                           ss.ss. 1349.25 et seq.
                           Effective May 24, 2002
------------------------------------------------------------------------------------------------
Oklahoma                   Consumer Credit Code (codified in            Subsection 10 Mortgage
                           various sections of Title 14A)
                           Effective July 1, 2000; amended
                           effective January 1, 2004
------------------------------------------------------------------------------------------------
South Carolina             South Carolina High Cost and Consumer        High Cost Home Loan
                           Home Loans Act, S.C. Code Ann. ss.ss.
                           37-23-10 et seq.
                           Effective for loans taken on or after
                           January 1, 2004
------------------------------------------------------------------------------------------------
West Virginia              West Virginia Residential Mortgage           West Virginia Mortgage
                           Lender, Broker and Servicer Act, W. Va.      Loan Act Loan
                           Code Ann. ss.ss. 31-17-1 et seq.
                           Effective June 5, 2002
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STANDARD & POOR'S COVERED LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
    State/Jurisdiction          Name of Anti-Predatory Lending      Category under Applicable
                                      Law/Effective Date            Anti-Predatory Lending Law
------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -    Georgia Fair Lending Act, Ga. Code Ann.      Covered Loan
Mar. 6, 2003)              ss.ss. 7-6A-1 et seq.
                           Effective October 1, 2002 - March 6, 2003
------------------------------------------------------------------------------------------------
New Jersey                 New Jersey Home Ownership Security Act       Covered Home Loan
                           of 2002, N.J. Rev. Stat. ss.ss.
                           46:10B-22 et seq.
                           Effective November 27, 2003 - July 5,
                           2004
------------------------------------------------------------------------------------------------


STANDARD & POOR'S HOME LOAN CATEGORIZATION

------------------------------------------------------------------------------------------------
    State/Jurisdiction          Name of Anti-Predatory Lending      Category under Applicable
                                      Law/Effective Date            Anti-Predatory Lending Law
------------------------------------------------------------------------------------------------
Georgia (Oct. 1, 2002 -    Georgia Fair Lending Act, Ga. Code Ann.      Home Loan
Mar. 6, 2003)              ss.ss. 7-6A-1 et seq.
                           Effective October 1, 2002 - March 6, 2003
------------------------------------------------------------------------------------------------
New Jersey                 New Jersey Home Ownership Security Act       Home Loan
                           of 2002, N.J. Rev. Stat. ss.ss. 46:10B-22 et
                           seq.
                           Effective for loans closed on or after
                           November 27, 2003
------------------------------------------------------------------------------------------------
New Mexico                 Home Loan Protection Act, N.M. Rev.          Home Loan
                           Stat. ss.ss. 58-21A-1 et seq. Effective
                           as of January
                           1, 2004; Revised as of February 26, 2004
------------------------------------------------------------------------------------------------
North Carolina             Restrictions and Limitations on High         Consumer Home Loan
                           Cost Home Loans, N.C. Gen. Stat.  ss.ss.
                           24-1.1E et seq.
                           Effective July 1, 2000; amended October
                           1, 2003 (adding open-end lines of credit)
------------------------------------------------------------------------------------------------
South Carolina             South Carolina High Cost and Consumer        Consumer Home Loan
                           Home Loans Act, S.C. Code Ann. ss.ss.
                           37-23-10 et seq.
                           Effective for loans taken on or after
                           January 1, 2004
------------------------------------------------------------------------------------------------
